ATLAS COPCO

                                SUPPLY AGREEMENT

                              ATLAS COPCO AIRPOWER
                                SUPPLY AGREEMENT

Except for quotations of short passages for the purposes of review and criticism, no part of this agreement may be reproduced or transmitted in any form or by any means electronic, mechanical, photocopying, recording or otherwise without the prior written permission of the assigned Purchase Departments of the Atlas Copco Airpower Industrial Air and Oil-free Air Divisions, and Prima Electronics SpA.

This agreement is a common document; it remains the property of both Atlas Copco Airpower and Prima Electronics SpA. If no longer used, this agreement should be returned to:

         Atlas Copco Airpower NV                     Atlas Copco Airpower NV
         Industrial Air Division                     Oil-free Air Division
         Purchase Department                         Purchase Department
         Boomsesteenweg 057                          Boomsesteenweg 957
         PO Box 103                                  PO Box 104
         B-2610 Wilrijk                              B-2610 Wilrijk
         Belgium                                     Belgium

Modifications to this document shall be made in writing and agreed upon by both Atlas Copco Airpower and Prima Electronics SpA. Agreed modifications will be filed in this Agreement. The document control is the responsibility of the Purchase department at Atlas Copco Airpower and of the General Manager at Prima Electronics SpA.

Derived (operational) documents are subjected to document control as Quality record (cfr ISO 9003).

The Supply Agreement is a document drawn up jointly. Both Prima Electronics SpA and Atlas Copco Airpower set out the principles of and practical arrangements for their cooperation herein.

Further in this text the Atlas Copco Airpower Industrial Air and Oil-free Air Divisions are called "Atlas Copco" or "ACA", and Prima Electronics SpA is further called "Supplier".

                                TABLE OF CONTENTS

1.     PRINCIPLE OF COOPERATION AND SPECIFIC CONDITIONS.....................  1
1.1    PURPOSE AND SCOPE ...................................................  2
1.2    PRODUCTS ............................................................  4
1.3    PRICES ..............................................................  5
       1.3.1    Price agreement ............................................  5
       1.3.2    Price validity and evolution ...............................  5
       1.3.3    Confidential nature of the price agreement .................  5
       1.3.4    Price List .................................................  6
1.4    AFTER SALES .........................................................  7
       1.4.1    Warranty ...................................................  7
       1.4.2    Warranty handling ..........................................  8
       1.4.3    Spare parts ................................................  8
1.5    TOOLING .............................................................  8
1.6    PRODUCT LIABILITY ...................................................  9
       1.6.1    Product liability ..........................................  9
       1.6.2    Limitation of liability ....................................  9
1.7    PRODUCT SPECIFICATION ...............................................  9
       1.7.1    Product specification ......................................  9
       1.7.2    Supplier product specification ............................. 10
1.8    TECHNICAL COOPERATION ............................................... 10
       1.8.1    Spirit ..................................................... 10
       1.8.2    Product modifications ...................................... 10
       1.8.3    Product development ........................................ 11
1.9    EXCLUSIVITY AND CONFIDENTIALITY ..................................... 11
       1.9.1    Exclusivity ................................................ 11
       1.9.2    Confidentiality ............................................ 11
       1.9.3    Industrial property rights ................................. 12
1.10   PRODUCTION .......................................................... 12
1.11   QUALITY POLICY ...................................................... 12
1.12   FINANCIAL STATUS AND STABILITY ...................................... 13
       1.12.1   Financial status ........................................... 13
       1.12.2   Financial stability ........................................ 13
1.3    BREACH OF CONTRACT .................................................. 13
       1.13.1   Stipulations ............................................... 13
       1.13.2   Tooling .................................................... 14
       1.13.3   Application of law ......................................... 14
       1.13.4   Arbitration ................................................ 14

2.     PRACTICAL ARRANGEMENTS .............................................. 15
2.1    CONTACTS AND RESPONSIBILITIES........................................ 17
       2.1.1    Organization ............................................... 17
       2.1.2    ACA contacts ............................................... 17
                2.1.2.1    Industrial Air Division ......................... 17
                2.1.2.2    Oil-free Air Division ........................... 18
       2.1.3    Supplier contacts .......................................... 19


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2.2    PRODUCT SPECIFICATION AND IDENTIFICATION ............................ 20
       2.2.1    Validity    ................................................ 20
       2.2.2    Accessibility and deviations ............................... 20
       2.2.3    Modification procedure ..................................... 21
2.3    DELIVERY ORGANIZATION ............................................... 21
       2.3.1    Logistic organization ...................................... 21
                2.3.1.1    KANBAN deliveries ............................... 21
                2.3.1.2    Call-off ........................................ 22
                2.3.1.3    Late deliveries ................................. 22
       2.3.2    Packing .................................................... 22
       2.3.3    Transport .................................................. 23
2.4    PAYMENT TERMS ....................................................... 23
2.5    QUALITY POLICY ...................................................... 24
       2.5.1    General requirements ....................................... 24
       2.5.2    Quality Assurance System ................................... 24
       2.5.3    Quality Plan ............................................... 24
       2.5.4    Zero Defect Supply - ZDS ................................... 25
                2.5.4.1    Purpose ......................................... 25
                2.5.4.2    ZDS status ...................................... 25
                2.5.4.3    Rejected products ............................... 25
                2.5.4.4    Evaluation ...................................... 26
                2.5.4.5    Problem reporting ............................... 26
                2.5.4.6    Duty to disclose ................................ 26
       2.5.5    Definition of product quality requirement .................. 27
       2.5.6    First sample inspection .................................... 27
2.6    TOOLING  ...........................................................  28
       2.6.1    Property ................................................... 28
       2.6.2    Liability .................................................. 28
       2.6.3    Replacement ................................................ 28
       2.6.4    Period of holding .......................................... 28
       2.6.5    Payment .................................................... 28
       2.6.6    Life time .................................................. 28
2.7    PRODUCT LIFE CYCLE .................................................. 29
       2.7.1    Pilot batch ................................................ 29
       2.7.2    Production start-up ........................................ 29
       2.7.3    Series production .......................................... 29
       2.7.4    Series production phase-out ................................ 29
       2.7.5    Spare part production & end of life cycle .................. 30
2.8    PURCHASE DOCUMENT ................................................... 30

3.     ADDENDUM 1:  LIST OF TOOLING ........................................ 31


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                         1. PRINCIPLE OF COOPERATION AND

                               SPECIFIC CONDITIONS

1.1        PURPOSE AND SCOPE

Supplier remains in all circumstances responsible for product availability and product. This Supply Agreement records the agreements for the supply of goods and services between party for the first part,
Supplier:  Prima Electronics SPA
here represented by:                        Mr. D. Peiretti

and party of the second part, Atlas Copco Airpower NV (Atlas Copco), for the Industrial Air Division, Purchase Department,
here represented by:                        Mr. G. Follens,
for the Oil-free Air Division, Purchase Department,
here represented by:                        Mr. G. Van Gucht

These agreements are aimed at bringing about clarity and creating an understanding of the cooperation between the two organizations.

Amendments to these agreements must be ratified by parties signing below or their representatives.

These agreements in no way replace the numerous contacts between the two organizations; they constitute the background to and the structure within which these contacts can take place. However, to the extent such contacts affect or alter the terms and conditions in this agreement, they should be documented in amendments hereto.

For Prima Electronics SpA                            Atlas Copco Airpower NV
                                                     Industrial Air Division

D. Peiretti,                                         G. Follens,
General Manager                                      Purchasing Manager

                                                     Atlas Copco Airpower NV
                                                     Oil-free Air Division

                                                     G. Van Gucht
                                                     Purchasing Manager

This Supply Agreement confirms and succeeds the Supply Agreement of 13.04.1992 as well as it's attached document Practical Arrangements.

The purpose of this Agreement is:

         - to confirm the co-operation as established in the above mentioned first agreement

         - to establish a new basis for the product prices and price evolution

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         -        to define the prolonged term of the Agreement

         - to update the text of the Agreement for those clauses for which the relevant date and/or conditions have already expired

         -        to update the practical arrangements of the co-operation

The Supply Agreement covers the supply of products as mentioned in this Agreement by Supplier until 31.12.2001.

Prima Electronics SpA will be the preferred Supplier as sole source for the duration of the project.

The Supply Agreement is therefore subject to confirmation from 1.1.2002 onwards, for agreed upon period(s) of time.


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


1.2        PRODUCTS

This Supply Agreement covers the products referred to as:

   ========================================== -------------------------------- --------------------------------------
                   Reference                          ACA Part Number                    Product Reference
   ========================================== -------------------------------- --------------------------------------
              Basic Regulator                                *                           standard product
   ------------------------------------------ -------------------------------- --------------------------------------
           High Range Regulator 4x16                         *                           standard product
   ------------------------------------------ -------------------------------- --------------------------------------
           High Range Regulator 4x40                         *                           standard product
   ------------------------------------------ -------------------------------- --------------------------------------
            Relay Expansion Module                           *                           optional product
   ------------------------------------------ -------------------------------- --------------------------------------
          Sensor I/O Expansion Module                        *                      standard & optional product
   ------------------------------------------ -------------------------------- --------------------------------------
         Digital I/O Expansion Module                        *                           optional product
   ------------------------------------------ -------------------------------- --------------------------------------
            Communication Expansion                          *                           standard product
                 Module type 1                                                           optional product
   ------------------------------------------ -------------------------------- --------------------------------------
            Communication Expansion                          *                           optional product
                 Module type 2
   ------------------------------------------ -------------------------------- --------------------------------------
            Communication Expansion                          *                           optional product
                 Module type 3
   ------------------------------------------ -------------------------------- --------------------------------------
           High Range Regulator 4x40                         *                           optional product
              dedicated version 1
   ------------------------------------------ -------------------------------- --------------------------------------
           High Range Regulator 4x40                         *                           optional product
              dedicated version 2
   ------------------------------------------ -------------------------------- --------------------------------------
          Sensor I/O Expansion Module                        *                           optional product
              dedicated version 1
   ------------------------------------------ -------------------------------- --------------------------------------
          Sensor I/O Expansion Module                        *                           optional product
              dedicated version 2
   ------------------------------------------ -------------------------------- --------------------------------------


The products are defined by the relevant ACA and Supplier specifications emanating from the development agreement ref.

                  733/010.027
                  dd.27.02.1990

with addenda

         1)       771/110.037/336.799
                  dd.26.04.1991

         2)       771/210.023/348.576
                  dd.04.03.1992

and subsequent derived specifications.


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1.3        PRICES

1.3.1      PRICE AGREEMENT

Prices recorded in the table below (see 1.3.4) shall be considered as maximum prices until 31.12.1997. Changes must always be ratified after introduction of a new Price List under the modification procedures agreed upon for this Supply Agreement.

A detailed price break-down of each Product will be made available for ACA at release and at each update, and at each modification of the prices in the Price List.

The price is defined for delivery Free Carrier (F.C.A.) Moncalieri (TO) (I), individual transport packing included.

The price agreement to be considered valid under normal conditions of trade, economy, political stability and currency exchange in the Western World, and with the exclusion of Acts of God regarding the company and the country.

Change of indicated quantities due to negative effects of fluctuations of business cycles and economic conditions shall not affect the Product prices, provided such effects do not exceed +/- 20% of the quantity of each standard Product, and +/- 20% of the indicative total quantity of the optional modules, as indicated in the Price List (see 1.3.4). The effects of larger deviations shall be negotiated when and if this happens.


1.3.2      PRICE VALIDITY AND EVOLUTION

The Product prices in this Agreement are based on following components:


1.3.3      CONFIDENTIAL NATURE OF THE PRICE AGREEMENT

No element whatsoever of the former or present price agreement shall be disclosed to third parties, except to the extent that such disclosure may be requested by competent authorities through mandatory provisions of law; in such cases ACA must be informed of the request and subsequent disclosure.

Exceptions from this can only be authorized subject to written confirmation from the purchase departments of ACA and Supplier.



1.3.4      PRICE LIST

================================== ================================================ ==================================
               ACA                                Indicated yearly                                Price
           Part Number                                quantity                                    ((pound)it)
================================== ================================================ ==================================
                *                                         *                                         *
                *                                         *                                         *
                *                                         *                                         *
                *                                         *                                         *
                *                                         *                                         *
                *                                         *                                         *
                *                                         *                                         *
                *                                         *                                         *
                *                                         *                                         *
                *                                         *                                         *
                *                                         *                                         *
                *                                         *                                         *
                *                                         *                                         *
================================== ================================================ ==================================


Remark            (1): prices of these products are based on single orders;
                  indicated yearly quantities can be determined when more extensive production history has been gathered.



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1.4        AFTER SALES

1.4.1      WARRANTY

A warranty period of nineteen (19) months from date of delivery is guaranteed by Supplier.

During the warranty period Supplier shall be liable to:

1. full replacement free-of-charge of every defective Product in case it can be proven that the failure was caused by Supplier, and not by misuse nor as a result of malfunctioning of other external components;

2. costs of transport of the defective Product from the field location to Supplier's premises.

The above shall fully exhaust Supplier's warranty liability except in case the field failure rate exceeds .5% of the total quantity of each type of Product delivered during the warranty period. In such case Supplier shall be liable to pay, additional to the above, 50% of the field intervention cost per defective Product. The time basis for the calculation of the average field failure rate will be an evolving period of six (6) months. The amount of the field intervention cost has been fixed at 12 000 BEC for 1996. The amount of the field intervention cost has to be communicated by ACA to Supplier at the beginning of every year for the duration of the Supply Agreement. The last amount thus communicated remains valid until a new field intervention cost has been given.

ACA involves Supplier in its after-sales activities.

Supplier undertakes to grant full worldwide technical assistance including on-the-spot repairs if required by and under instruction and supervision of ACA.

If such intervention is required as a result of a field failure rate below 0.5%, ACA will compensate for Supplier's intervention at normal market rates for manhour and transportation.

If such intervention is required as a result of a field failure rate exceeding 0.5% and it has been established that the cause of the intervention was a defective Supplier's Product, then all costs for field intervention will be at Supplier's charge, whereby the charge of intervention cost outside Europe will be decided upon case-by-case.


1.4.2      WARRANTY HANDLING

Written reporting will be sufficient for approval of warranty claims when the failure rate remains below the level of 0.5%.

Above 0.5% approval of warranty claims will be based upon the written reports and field returns of defective products from the selected representative group of reporting countries.

Until further notice from ACA the reporting countries are: Belgium, the Netherlands, France, Germany, Switzerland and the USA.


1.4.3      SPARE PARTS

Supplier assures the availability of replacement products as well as spare parts to the Products under this Agreement for at least ten years after series production has ceased of the last compressor equipped with the product(s) covered by this Agreement.

Functional replacement is acceptable after this period.


1.5        TOOLING

ACA pays for the tooling dedicated to the project, according to the development agreement with addenda (ref.: 733/010.027, 771/110.037/336.799,
771/210.023/348.576), and to the products under this Agreement.

As a consequence hereof ACA becomes and remains owner of this tooling.

Supplier shall keep the tooling in perfect workable condition at his charge.

The tooling hereby referred to is listed in addendum 1.


1.6        PRODUCT LIABILITY

1.6.1      PRODUCT LIABILITY

Supplier remains in all circumstances responsible for product availability and product quality as defined in the relevant specifications.

Supplier undertakes only to deliver products complying with all applicable safety legislation and regulations.

In accordance with EEC directive 85/374/EEC "Liability for defective products", Supplier shall be liable for damage caused by a defect in his product.


1.6.2      LIMITATION OF LIABILITY

Supplier shall be liable for material damages and pecuniary loss which ACA and/or its customer may suffer and for which Supplier is responsible, the liability being limited to 5 000 000 BEC for each event of damage or loss.

Supplier shall not be liable for loss of production, interruption of business and loss of profit.

Supplier shall, in accordance with the prevailing legal regulations, be liable for personal damages which ACA and/or its customer may suffer and for which Supplier is responsible.


1.7        PRODUCT SPECIFICATION

1.7.1      PRODUCT SPECIFICATION

ACA informs Supplier of the product specifications of the goods to be supplied by the sole official document: "Identification Sheet" (see 2.2)

ACA undertakes to provide all required information together with the specifications mentioned in the Identification Sheet. Supplier is to ensure that he understands and comprehends the specifications and information contained in the Identification Sheet. When the production capabilities are such that it is not possible to deliver in accordance with these, Supplier is to inform ACA thereof by return.

Supplier must supply in accordance with the details of the Identification Sheet. Deviations from these can only be made subject to a written acceptance from ACA.


1.7.2      SUPPLIER PRODUCT SPECIFICATION

Supplier will, after the original development and after each adaptation and/or update of one of the products, present detailed and full specifications, drawings, parts lists as well as complete Software specifications.

The parts list will contain approved vendors for the components for each Product. For critical components (such as - but not exclusively - IC's, relays, displays, connectors) alternative vendors will be identified whenever possible.

If a component becomes no longer available from an original vendor, Supplier will request and substantiate its replacement alternative in writing.

If testing is necessary in the opinion of Supplier and/or ACA in order to approve a component from a new vendor, then such costs as may result from such testing shall be carried by Supplier. After written confirmation by ACA the component may be sourced from the new vendor.


1.8        TECHNICAL COOPERATION

1.8.1      SPIRIT

ACA and Supplier declare to work jointly and continuously towards product improvement.

ACA implements a policy of sole sourcing and early supplier involvement. To this effect ACA requires Supplier to provide engineering capacity, prototype services, pilot batch production facilities as well as continuous quality checking.

Flexibility in connection with production of prototypes is by consequence an essential requirement.


1.8.2      PRODUCT MODIFICATIONS

Supplier may make no modifications to the products under this Agreement without first consulting and approval of ACA in writing.

If changes in the Product appear to be necessary due to non availability of certain components or any other reason except for change of specification by ACA, Supplier will redesign the product at his own cost as long as the Supply Agreement is valid.

In all cases the written approval of ACA is essential.

This approval will result in a renewed product specification Identification
Sheet.


1.8.3      PRODUCT DEVELOPMENT

The representatives of ACA and Supplier will contact each other for the purpose of co-operation regarding development of modified products.

The execution of the modifications follow the same routines and project handling as product development projects, as specified in the development Agreement (ref. 733/010.027) and other relevant ACA instructions.

ACA undertakes to involve Supplier in an early stage of the development of product modifications.

Supplier has the right and duty to propose improvements to the design relative to performance, product cost and ease of production on the basis of his own capabilities.


1.9        EXCLUSIVITY AND CONFIDENTIALITY

1.9.1      EXCLUSIVITY

Supplier is not allowed to perform any development and/or production services for any competitor of Atlas Copco Airpower nv during the term of this Agreement and two years thereafter.

1.9.2      CONFIDENTIALITY

All information concerning compressors and the company Atlas Copco of confidential nature will be disclosed to Supplier in order to allow Supplier to evaluate such information for the purpose of determining his course of action in establishing a technical and business relationship with Atlas Copco in respect of developing and producing within the frame of this agreement.

No item of this information may be disclosed by Supplier to any third party unless ACA gives its permission in writing.

The name of Atlas Copco Airpower may not be used in any publication of any kind without the written consent of ACA.


1.9.3      INDUSTRIAL PROPERTY RIGHTS

All industrial property rights to the design, modifications and updates of the products covered by this Agreement, including films, masks, patterns, drawings, combination of components reflecting technical specifications and software; as well as tooling, test equipment and related software dedicated to the project and production are the property of ACA. Supplier is not allowed to convey any of the above to other parties or use it in any similar application without the written consent of ACA.

All inventions relating to the products covered by this Agreement are the property of ACA. When applicable, patent applications shall be filed in the name of the Supplier's inventor with ACA as the stated owner.


1.10       PRODUCTION

Procedures and routines concerning production are covered in Part 2: Practical Arrangements, of this Agreement.


1.11       QUALITY POLICY

ACA requires Supplier to establish and put into effect a Quality Assurance System. ACA requires Supplier to establish and put into effect a Quality Plan for (each of) the products covered by this agreement.

The Quality Assurance System and Quality Plan shall be implemented for the production of all products delivered to ACA.

Supplier undertakes to supply products in accordance with technical specifications and other specified features.

ACA undertakes to specify the technical specifications and features and to provide corresponding documentation.

Supplier undertakes to maintain systems which result in the achievement of the technical specifications and features in a documented manner.

Supplier undertakes to improve the quality of the production processes and hence the products on a continuous basis.

Supplier undertakes to supply the products according to the ZDS system with a maximum allowed monthly ppm rating of 600. Supplier shall be liable for all costs due to replacement of faulty products on the ACA assembly lines when the monthly ppm rating exceeds the 600 limit.


1.12       FINANCIAL STATUS AND STABILITY

1.12.1     FINANCIAL STATUS

The continuity of this agreement is also dependent on sound financial conditions of the parties involved.

For this reason Supplier shall submit copies of the following officially published financial reports to ACA:

* the annual accounts deposited with the central filing organization for Supplier
*          the Annual Report of the parent company of Supplier

These reports are to be supplied within 2 months of their public filing.


1.12.2     FINANCIAL STABILITY

Since, in the longer term, the interests of both parties are convergent, Supplier will inform ACA at the first hint of financial difficulties.

In the event of suspicions of financial problems or when there are serious suspicions about oncoming financial difficulties it must be possible for representatives of the ACA financial department to obtain access upon request to the financial accounts of supplier in order to investigate and discuss this problem openly.

Suitable steps will be taken to safeguard the interests of both parties.

1.13       BREACH OF CONTRACT

1.13.1     STIPULATIONS

The agreement cannot be terminated by either party before 31.12.2001, unless by mutual consent.

From 1.1.2002 and for the duration of the term of this agreement, either party has the right to terminate this agreement on eighteen (18) months written notice to the other party.

If Supplier however cannot perform according to the agreement, and/or cannot guarantee:

*          the prices defined in the Price List
*          the quality requirements
*          the logistic requirements
*          the after sales service requirements

as defined in or referred to by this agreement, this will be considered as breach of contract by Supplier. In such case Supplier will be held liable to pay the transfer costs of change of supplier to the amount of 10 000 000 BEC.

The date of the written notice of termination defines the date of termination.

Should Supplier end up having financial problems that effect the prices, quality, supply efficiency or services, then ACA reserves the right to terminate this Agreement giving three (3) months notice in advance.


1.13.2     TOOLING

In case of termination of this Agreement for any reason all tooling or other production items paid for and owned by ACA (see 1.5) shall be returned to ACA unless an alternative arrangement has been agreed upon.


1.13.3     APPLICATION OF  LAW

Parties acknowledge formally that for this agreement the Belgian Law, excluding its conflict of law rules, is applicable.


1.13.4     ARBITRATION

All disputes arising out of or in connection with this agreement, including any question regarding its existence, validity or termination, shall be settled by an amicable effort of both parties to the agreement. An attempt to arrive at a settlement shall be deemed to have failed as soon as one of the parties to the contract so notifies the other party in writing.

If an attempt at settlement has failed, then the dispute shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce in Paris by three arbitrators appointed in accordance with said Rules.

The place of arbitration shall be Brussels. The procedural law of this place shall apply where the arbitration Rules are silent.

Litigation will be carried out in the French or English language.

                            2. PRACTICAL ARRANGEMENTS

This second part of the agreement defines and describes the practical arrangements under which the cooperation shall be organized.

Procedures and routines outlined in documents which are not contained within this Agreement but to which this part refers, are to be considered binding to the same extent as the Agreement.

2.1        CONTACTS AND RESPONSIBILITIES

2.1.1      ORGANIZATION

The authorized contact person at ACA is the representative within the Purchasing Department.

It is this Purchaser Representative who makes decisions on behalf of ACA. For specific matters this Purchaser Representative will be assisted by various functions and departments within ACA.

It is through this Purchaser Representative that Supplier is to cooperate with other departments of ACA.


2.1.2      ACA CONTACTS

Below are given the names and coordinates for the Purchaser Representative and for the various applicable departments:


2.1.2.1    INDUSTRIAL AIR DIVISION

Atlas Copco Airpower NV
Industrial Air Division


Address                                    Boomsesteenweg 957
                                           B-2610 Wilrijk
                                           P. O. Box 103
                                           Belgium


Purchase Department                        Mrs. Hilde Ribbens
                                           tel:  Belgium (0)3/870 26 06
                                           fax:  Belgium (0)3/870 28 83

Quality Department                         Mr. Louis Van der Jeught
                                           tel:  Belgium (0) 3/870 22 49
                                           fax:  Belgium (0)3/870 28 83

Engineering Department                     Mr. Peter Van Turnhout
                                           tel:  Belgium (0)3/870 23 94
                                           fax:  Belgium (0)3/870 25 76

Financial Department                       Mr. Francis Liekens
                                           tel:  Belgium (0)3/870 28 30
                                           fax:  Belgium (0)3/870 27 05

Order Handling                             Line GA 5-10
                                           Mr. Rudy Boussemaere
                                           tel:  Belgium (0) 3/870 23 14
                                           fax:  Belgium (0)3/870 28 83

                                            Line GA 11-22
                                            Mr. Johny Maertens
                                            tel:  Belgium (0)3/870 26 27
                                            fax:  Belgium (0)3/870 28 83

                                            Line GA 30-45
                                            Mr. Karel Paridaens
                                            tel:  Belgium (0)3/870 23 61
                                            fax:  Belgium (0)3/870 28 83

                                           Line GA 55-75
                                           Mr. Willy De Caluwe
                                           tel: Belgium (0)3/870 23 38
                                           fax: Belgium (0)3/870 28 83


2.1.2.2    OIL-FREE AIR DIVISION

Atlas Copco Airpower NV
Oil-free Air Division

Address                                     Boomsesteenweg 957
                                            B-2610 Wilrijk
                                            PO Box 104
                                            Belgium

Purchase Department                         Mrs. Nicole van Deventer
                                            tel:  Belgium (0)3/870 26 09
                                            fax:  Belgium (0)3/870 29 00

Quality Department                          Mr. Paul Mondelaers
                                            tel:  Belgium (0)3/870 22 59
                                            fax:  Belgium (0)3/870 21 97

Engineering Department                      Mr. Hans Magits
                                            tel:  Belgium (0)3/870 28 61
                                            fax:  Belgium (0)3/870 24 43

Financial Department                        Mr. Walter Adams
                                            tel:  Belgium (0)3/870 21 09
                                            fax:  Belgium (0)3/870 28 85

Order Handling                              planner E
                                            Mrs. Renild de Clercq
                                            tel:  Belgium (0)3/870 24 29
                                            fax:  Belgium (0)3/870 29 91
                                            planner C
                                            Mrs. Ann Van Houdt
                                            tel:  Belgium (0)3/870 28 95
                                            fax:  Belgium (0)3/870 29 89

                                            planner B
                                            Mr. Marc d'Aes
                                            tel: Belgium (0)3/870 24 39
                                            fax: Belgium (0)3/870 29 92

                                            planner I
                                            Mr. Guido Pierloot
                                            tel:  Belgium (0)3/870 26 21
                                            fax:  Belgium (0)3/870 27 00

                                            planner Q
                                            Mr. Francois Van den Eynde
                                            tel:  Belgium (0)3/870 22 31
                                            fax:  Belgium (0)3/870 29 00


2.1.3      SUPPLIER CONTACTS

Supplier shall appoint a responsible representative who makes decisions on behalf of Prima Electronics SpA. For specific matters this representative will be assisted by various functions and departments within Supplier's organization.

Below are given the names and coordinates for the various applicable contacts:

Prima Electronics SpA

Address                                     Strada Carignano 48/2
                                            I-10024 Moncalieri (TO)
                                            Italy
                                            tel:  Italy (0)11/64 41 44

Representative                              Mrs. E. Trento
                                            tel:  Italy (0)11/64 41 44
                                            fax:  Italy (0)11/640 42 77

Quality Department                          Mr. G. Moschella
                                            tel:  Italy (0)11/64 41 44
                                            fax:  Italy (0)11/640 42 77

Engineering Department                       Mr. C. Guariso
                                             tel:  Italy (0)11/64 41 44
                                             fax:  Italy (0)11/640 42 77

Financial Department                         Mr. A. Fascio
                                             tel:  Italy (0)11/64 41 44
                                             fax:  Italy (0)11/640 42 77

Order Handling                               Mrs. E. Trento
                                             tel:  Italy (0)11/64 41 44
                                             fax:  Italy (0)11/640 42 77


2.2        PRODUCT SPECIFICATION AND IDENTIFICATION

2.2.1      VALIDITY

The ACA product Identification Sheet is valid as from the date it is received by Supplier, and remains valid until replaced by an Identification Sheet with specifications reflecting a later edition.


2.2.2      ACCESSIBILITY AND DEVIATIONS

The Identification Sheet must be understood by Supplier's personnel responsible for costing, production and quality.

When there is doubt about the completeness or clarity of the specification(s), the Purchaser must be contacted without delay. The implementation of the product concerned shall be postponed until a response is received from the Purchaser representative.

If no questions are asked within a period of 14 days from the date of receipt of an Identification Sheet it is assumed that the information given therein has been understood and accepted by Supplier.

Any deviation by Supplier from the information given in the Identification Sheet must be approved by ACA in writing prior to the implementation thereof by Supplier.


2.2.3      MODIFICATION PROCEDURE

Any modification of a product specified in an Identification Sheet shall always be communicated to Supplier together with a new Identification Sheet covering the modification and the new specifications.

To the extent required, Supplier and the Purchaser Representative shall consult with each other prior to the release of a new Identification Sheet based on the modification of a product.


2.3        DELIVERY ORGANIZATION

The logistic organization described below applies to the Industrial Air Division. The logistic organization for the Oil-free Air Division will be communicated to Supplier through a separate document.


2.3.1      LOGISTIC ORGANIZATION

Supplier's products are to be delivered under two logistic systems:

           1.     KANBAN system
           2.     CALL-OFF system

Supplier will be informed separately for each product under which system the product has to be delivered.


2.3.1.1    KANBAN DELIVERIES

The KANBAN products are packed in the specified packing with fixed quantity per packing, e.g. a standard Atlas Copco pallet with 2 rings (P2) containing 42 products.

ACA has a buffer of each type of KANBAN product.

This buffer is calculated assuming a reaction time (including transport) at Supplier of 10 working days.

The KANBAN card is scanned each time a standard packing is moved from the buffer to its assembly line location.

The contents of the scanned KANBAN cards is transmitted to Supplier every night. ACA can always generate demand for an extra (manual) KANBAN, additional to the automatic (scanned) KANBAN.

Supplier will collect all transmitted orders, from all relevant order handling contacts, over 5 (working) days, i.e. from Wednesday through Tuesday. These orders will be combined into a single delivery which is collected at Supplier's location each week on Friday.

I.e. the system functions as follows:

* scanning during day 1 through 5 (Wednesday = day 1 through Tuesday = day 5)
* transfer of orders during the night from day 1 to day 5, orders are at Supplier by the morning 7.00 hrs of each subsequent day
*          Supplier combines the orders transmitted from day 1 through 5
*          delivery is at the latest by the afternoon 17.00 hrs of day 8 (e.g.
           next Friday)
* the products are available at the ACA assembly line in the morning of day 8 + 2 (e.g. next Tuesday morning)



2.3.1.2    CALL-OFF

Call-off orders are transmitted when ACA has a customer order for such product. Call-off is transferred together with the KANBAN contents.

These call-off products are packed in pallet(s) separately, and may not be mixed in the same packing with KANBAN products.

Call-off products are to be delivered with maximum 16 working days of call-off. Call-off products will be shipped together with the regular KANBAN transport, unless explicitly otherwise indicated by the relevant ACA order handling responsible.


2.3.1.3   LATE DELIVERIES

Supplier shall carry the transport cost for late deliveries with regard to the established logistic system and delivery schedule.

In case ACA cannot keep its scheduled delivery date for a compressor containing Supplier's product due to late delivery, Supplier shall be liable to the cost of 2 500 BEC per man hour lost on the ACA assembly line.


2.3.2     PACKING

Packing is specified through the ACA packing specification.

The packing shall be identified by the bar-code packing label according to the relevant ACA specification.

Supplier is responsible for the suitable packing of the products, according to the packing specification, thereby ensuring that the products arrive in ACA in the specified condition.

2.3.3     TRANSPORT

Transport is organized by ACA.

Dispatching, coordination and transport insurance are ACA responsibilities. Supplier is responsible for timely delivery of the products F.C.A. (Free Carrier).

F.C.A. shall be interpreted in accordance with INCOTERM 1990 with the passing of risk and cost taking place when the products are safely put on a truck or similar at Supplier's production site, warehouse or any other agreed upon site.

The transport company in charge of ACA transport organization is:
                                    ADES nv
                                    Dynamicalaan 16
                                    P.B. 110
                                    B-2610 Wilrijk
                                    Belgium
                                    Contact:  Mr. G. Meuris
                                    Tel.:  Belgium (0)3/825 25 95
                                    Fax.:  Belgium (0)3/825 25 26

Unless agreed upon in a separate agreement, air freight of products to ACA can only be allowed after explicite instructions from the Purchaser Representative or the Order Handling responsible from ACA.

Unless changed through separate agreement, deliveries will be collected at Supplier's premises each FRIDAY.

Deliveries will be collected at Thursday when Friday is not available through holiday closure. In such case Supplier will contact the transport forwarder at his own initative.


2.4       PAYMENT TERMS

The payment condition for this agreement is 60 days end-of-month of arrival of good in ACA-Wilrijk.


2.5       QUALITY POLICY

2.5.1     GENERAL REQUIREMENTS

The purpose of the Quality Policy is to achieve a Zero Defect Supply cooperation between ACA and the Supplier.

To achieve this effect, the Supplier shall continuously and completely control his production processes, product quality and product quality procedures.

In order to achieve such level of control ACA requires the Supplier to pursue and implement a policy of continuous improvement of the quality system, the process(es) and product(s).

ACA evaluates the performance of its Supplier in accordance with the ISO 9000 standard series on quality systems.

Thus ACA suppliers shall endeavor to have a quality system structure and production process in accordance with these ISO standards.


2.5.2     QUALITY ASSURANCE SYSTEM

ACA requires its Supplier to establish, implement and maintain a Quality Assurance System.

The performance of Supplier's Quality Assurance System will be audited by ACA in accordance with the ISO 9001 standard.

Each audit will result in a written audit report of which the Supplier will get a copy.

Failure to reach the required standard level will result in specifications from ACA regarding actions to be taken within a stated period of time established after consultations with the Supplier. Failure to reach the standard level may lead to the decision by ACA that no further orders will be placed until corrective actions have been taken resulting in the achievement of the standard.


2.5.3     QUALITY PLAN

ACA requires its Suppliers to establish, implement and maintain a Quality Plan for each of the products subject to a Supply Agreement or other cooperation with ACA.

Such Quality Plan must at least cover:

*          a complete and comprehensive description of the production process
* all critical product and process parameters affecting the product quality; these parameters will be utilized to assess the quality level achieved in the production process
* methods and criteria for establishing and evaluating the critical product and process parameters


The Quality Plan shall be approved by ACA.

Quality Plans shall be continuously evaluated and improved by the Supplier.

2.5.4     ZERO DEFECT SUPPLY - ZDS

2.5.4.1   PURPOSE

ACA and Supplier agree to operate in a ZDS (Zero Defect Supply) system with the purpose of guaranteeing delivery of faultless parts directly to the ACA assembly lines in accordance with the technical and packing specifications and with an agreed delivery schedule.

To this effect ACA requires and expects Supplier to guarantee complete control of process, product quality and logistic organization.


2.5.4.2   ZDS STATUS

The Supplier acquires ZDS after:

*         approval of the Quality Assurance System
*         approval of the Quality Plan(s)
*         three consecutive faultless deliveries of any one product

When these three parameters have been complied with products shall be supplied directly to the assembly lines and ACA will not make an entry inspection until further notice.


2.5.4.3   REJECTED PRODUCTS

Rejected products are products that have been found not to comply with the product specification as established in the Identification Sheet.

Following procedure will be applied to rejected products:

- Supplier will be informed by fax regarding the occurrence of rejected products; such fax will contain ACA Part Number(s), quantity per part number and ACA rejected product report reference, i.e. the HK reference.
- rejected products will be returned to Supplier unless explicitly otherwise agreed
- if the products are rejected due to Supplier's cause, then Supplier will be charged with the product cost, handling cost, and the costs of packing and transport of the rejected products; depending on the amount to be charged, such invoices will be grouped per month or per quarter
- if the products are rejected due to ACA cause or transport mishandling, then Supplier will invoice ACA with the product cost of the replacing products at delivery, and/or with the cost of repair (if applicable) on a separate invoice which contains the HK reference of the rejected products;
- Supplier can choose to fetch the rejected products at his own expense if he so prefers; in this case Supplier must notify ACA within 2 working days of receiving the fax;

- a specific or general agreement can be made to scrap rejected products at ACA; Supplier will be charged with the product cost of the scrapped products in case the products have been rejected due to Supplier's cause.


2.5.4.4   EVALUATION

The evaluation of the Supplier's performance in the area of product quality is based on rejection reports and/or problem reports in which the rejection rate is calculated.

Rejection rate is expressed in parts per million (ppm) per month, i.e. the overall rejection of any one product on the assembly line is divided by the number of such products delivered during the same month multiplied by 10 to the sixth power.

ACA will provide the Supplier with a ppm report every month in case there are rejected products; otherwise the ppm report will be provided twice per year (June/December).

The present maximum rejection rate ppm limit for ACA is 600, whereas the target is zero rejection rate.


2.5.4.5   PROBLEM REPORTING

In addition to the rejection rate report provided by ACA in the monthly ppm report, flagrant quality problems shall be reported directly to the Supplier General Manager.

This reporting will take the form of a Problem Report.

Supplier must then reply stating which actions will be taken to eliminate, completely and effectively, the reported problems, as well as which improvements to the system will be implemented in order to exclude a repetition of the problems reported.


2.5.4.6   DUTY TO DISCLOSE

The common objective of achieving a viable ZDS cooperation can only be reached through an intensive and complete exchange of information between the Supplier and ACA.

This exchange of information shall cover reporting of mutual problems as well as identification of opportunities for quality improvement and the implementation thereof.

In this respect both parties have the duty to disclose all information necessary to achieve the above defined objective.

2.5.5     DEFINITION OF PRODUCT QUALITY REQUIREMENT

Supplier has the right and duty to specify the product quality requirements

These requirements shall be established in cooperation with ACA, and all agreements relating thereto shall be in writing and be kept by the Supplier.

These product quality requirements can be obtained in:

*         functional (technical) specifications
*         certificates
*         specific preventive operations or treatment instructions
*         specific packing instructions

In the Identification Sheet reference to the relevant documents must be made.


2.5.6     FIRST SAMPLE INSPECTION

Control in conjunction with the introduction of new products and the introduction of modifications to existing products is a key issue in ACA's product control system. The procedure of First Sample Inspection is the key element of the introduction control system.

Specific instructions relating to First Sample Inspection will be provided to the Supplier together with the Identification Sheet for each new or modified product.

Such instructions will specify the applicability of requirements concerning:

*         the Quality Plan
*         pilot batch production
*         reports and/or certificates to be furnished by the Supplier
*         inspection of the first sample at the Supplier production site
*         qualification tests on the product or parts of it.

The first sample to be inspected must be produced using the tooling and production methods which will be used for serial production. Exceptions to this rule can only be applied under special circumstances and are subject to written approval by the ACA Quality Department.


2.6       TOOLING

2.6.1     PROPERTY

Tooling ordered and paid for by ACA remains the property of ACA. Supplier may not use it for carrying out work for other contractors or projects. Such tooling shall be marked "Property of Atlas Copco Airpower nv."

2.6.2     LIABILITY

Supplier shall keep the tooling deposited with him in accordance with the customary rules.


2.6.3     REPLACEMENT

Supplier shall inform ACA within 90 days when this tooling requires replacement as a result of end-of-lifetime. Supplier may proceed to replace only after receiving written agreement from ACA. The cost of replacement is chargeable to ACA.


2.6.4     PERIOD OF HOLDING

Supplier is required to manufacture spare parts for a period of 10 years after end of serial production. Supplier is authorized to keep this tooling for the time necessary to carry out this obligation.


2.6.5     PAYMENT

The tooling will be paid by ACA after the acceptance of the first samples by the quality department of ACA division concerned and after receiving the property rights. These rights are identified by and contain the drawings, pictures and identification of the tooling through the part number(s) with edition of the products produced with the tooling. Only these tooling costs will be paid which have been officially ordered by ACA.


2.6.6     LIFE TIME

The life time (in number of units of the product(s)) of the tooling has to be confirmed by Supplier.


2.7       PRODUCT LIFE CYCLE

2.7.1     PILOT BATCH

Pilot batch products will be considered and produced as series production products, i.e. manufactured at Supplier" series production line using series production tooling. Deviations from this principle can only be allowed after written approval from ACA.

Pilot batch products will be delivered at series product prices.

2.7.2     PRODUCTION START-UP

The products will be available in all their variants at the moment of series production start-up, in the quantities defined in the relevant delivery schedule and/or according to agreements with the ACA order handling responsible.


2.7.3     SERIES PRODUCTION

The agreements and arrangements contained in this Supply Agreement apply to their full extent as long as series production runs.

Exceptions to regular arrangements can only be allowed as far as defined in this Agreement.

Series production deliveries must be guaranteed under the logistic system established in this Agreement through the whole calendar year, since ACA does not have a period of collective factory closure.


2.7.4     SERIES PRODUCTION PHASE-OUT

ACA undertakes to notify Supplier three months in advance of series production phase-out due to change of compressor model or compressor end-of-lifetime.

In such case ACA does not bear any costs of overstock of complete products or material.

In case the notification of phase-out is shorter than three months, then ACA will accept charges for material and/or complete products to a maximum amount of 1 000 000 BEC, provided it can be proven that the overstock was due to short notification.


2.7.5     SPARE PART PRODUCTION & END OF LIFE CYCLE

Time of availability of products and spare parts for the products under this Agreement, after series production phase-out and during the ACA spare part period, is defined in part 1.4.3 of this Agreement.

Supplier will notify ACA at least three months in advance in case Supplier plans production phase-out of the products during the spare part period.

In such case, Supplier will make available to ACA replacement product(s) and/or spare parts to the product(s) which are functionally identical as well as interchangeable.

2.8       PURCHASE DOCUMENT

Procedures and routines outlined in documents which are not contained within the agreement but to which this part refers, are to be considered binding to the same extent as the agreement.

ACA reserves the right to amend and modify the procedures and requirements stated in this part: Practical Arrangements.

                         3. ADDENDUM 1: LIST OF TOOLING



--------- ------------------------------------------------------- ------------------------- -------------------------
  Ref                          Description                              Manufacturer                 Model
--------- ------------------------------------------------------- ------------------------- -------------------------
   *                                *                                        *                         *
--------- ------------------------------------------------------- ------------------------- -------------------------
   *                                *                                        *                         *
--------- ------------------------------------------------------- ------------------------- -------------------------
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--------- ------------------------------------------------------- ------------------------- -------------------------
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--------- ------------------------------------------------------- ------------------------- -------------------------
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--------- ------------------------------------------------------- ------------------------- -------------------------
   *                                *                                        *                         *
--------- ------------------------------------------------------- ------------------------- -------------------------
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--------- ------------------------------------------------------- ------------------------- -------------------------
   *                                *                                        *                         *
--------- ------------------------------------------------------- ------------------------- -------------------------
   *                                *                                        *                         *
--------- ------------------------------------------------------- ------------------------- -------------------------
   *                                *                                        *                         *
--------- ------------------------------------------------------- ------------------------- -------------------------
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--------- ------------------------------------------------------- ------------------------- -------------------------
   *                                *                                        *                         *
--------- ------------------------------------------------------- ------------------------- -------------------------
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--------- ------------------------------------------------------- ------------------------- -------------------------
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--------- ------------------------------------------------------- ------------------------- -------------------------
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   *                                *                                        *                         *
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--------- ------------------------------------------------------- ------------------------- -------------------------
